UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest reported) November 29, 2005
                                                     -----------------

                            Advanced Biotherapy, Inc.
             (Exact name of registrant as specified in its chapter)



         Delaware                  0-26323                     51-0402415
----------------------------     -----------             ---------------------
(State or other jurisdiction     (Commission                 (IRS Employer
       of incorporation)         File Number)              Identification No.)

6355 Topanga Canyon Boulevard, Suite 510                            91367
      Woodland Hills, California                                  (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code   (818) 883-6716
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01.        OTHER EVENTS.

     The Registrant reported that Advanced Biotherapy, Inc. issued a letter to its stockholders, dated November 15, 2005 (and sent on or around November 25, 2005), as more specifically described in the press release set forth in Exhibit
99.1. The entire text of the letter to stockholders is set forth in Exhibit
99.2.


EXHIBIT

Designation      Description of Exhibit
99.1             Press Release dated 11/29/05
99.2             Shareholders' Newsletter

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED BIOTHERAPY, INC.
                                      (Registrant)


Date:    November 29, 2005            By: /s/Edmond Buccellato
                                      --------------------------------------
                                      Edmond Buccellato, President and CEO

                                INDEX TO EXHIBITS

Exhibit  Description

99.1     Press Release dated 11/29/05
99.2     Shareholders' Newsletter